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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549




                                 FORM 8-K



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported)
                            September 30, 1996




                           CLASSIC BANCSHARES, INC.
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          (Exact name of Registrant as specified in its Charter)




       Delaware                  0-27170                  61-1289391
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     State or other        (Commission File No.)         (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)




     344 Seventeenth Street, Ashland, Kentucky                 41101
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     (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:(606) 325-4789
                                                         -------------


                                 N/A
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      (Former name or former address, if changed since last report)

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Item 2.     Acquisition or Disposition of Assets

     On September 30, 1996, Classic Bancshares, Inc. ("Classic"), a Delaware corporation issued the press release included as Exhibit 99 to this Report and incorporated by reference herein, announcing the consummation, as of September 30, 1996, of the merger of First Paintsville Bancshares, Inc. ("First Paintsville"), a Kentucky corporation, with and into Classic and the acquisition of The First National Bank of Paintsville, the wholly-owned subsidiary of First Paintsville (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated April 22, 1996, by and among Classic, First Paintsville, The First National Bank of Paintsville and Classic Sub Corp. A copy of the Merger Agreement was included as Exhibit 2 to Classic's Current Report on Form 8-K, dated as of April 22, 1996 and filed with the Securities and Exchange Commission on April 24, 1996, and is incorporated by reference herein.

     Upon completion of the Merger, the assets and liabilities of First Paintsville were assumed by Classic and The First National Bank of Paintsville became a wholly-owned subsidiary of Classic. Pursuant to the Merger Agreement, each share of the common stock of First Paintsville, no par value per share, became entitled to receive $125.00 in cash.


Item 7.   Financial Statements and Exhibits


     (a) Financial statements of First Paintsville (incorporated by reference to the Consolidated Financial Statements for the year ended December 31, 1995 and for the three months ended March 31, 1996 of First Paintsville included in the joint Proxy Statement for Classic and First Paintsville filed with the Securities and Exchange Commission on August 6, 1996).

     (b) Pro Form Financial Information (incorporated by reference to the Unaudited Pro Forma Condensed Consolidated Financial Information included in the joint Proxy Statement for Classic and First Paintsville filed with the Securities and Exchange Commission on August 6, 1996).

     (c)  Exhibits.

          2 Agreement and Plan of Merger by and among Classic Bancshares, Inc., First Paintsville Bancshares, Inc., The First National Bank of Paintsville and Classic Sub Corp. dated April 22, 1996 (incorporated by reference to Exhibit 2 to Classic's Current Report on Form 8-K, dated April 22,
               1996).


          99   Press release of Classic Bancshares, Inc., dated September
               30, 1996


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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CLASSIC BANCSHARES, INC.



Date: September 30, 1996                By:  /s/ David B. Barbour
      ---------------------------            -----------------------------
                                             David B. Barbour, President
                                              and Chief Executive Officer
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                          EXHIBIT INDEX





Exhibit
Number                        Description


99                  Press release of Classic First Corp., dated
                    September 30, 1996